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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2004

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of July 1, 2004, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2004-BC3)

                                   CWABS, Inc.
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             (Exact name of registrant as specified in its charter)


              DELAWARE                                333-109272                               95-4596514
              --------                                ----------                               ----------
    (State or Other Jurisdiction                      (Commission                           (I.R.S. Employer
         of Incorporation)                           File Number)                          Identification No.)

         4500 Park Granada
       Calabasas, California                                                                      91302
       ---------------------                                                                      -----
       (Address of Principal                                                                   (Zip Code)
         Executive Offices)


Registrant's telephone number, including area code, is (818) 225-3237




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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                     ITEM 601(A) OF
                     REGULATION S-K
EXHIBIT NO.          EXHIBIT NO.             DESCRIPTION
-----------          -----------             -----------
         1                     99            Computational Materials --
                                             Computational Materials (as defined
                                             in Item 5) that have been provided
                                             by the Underwriter to certain
                                             prospective purchasers of the
                                             CWABS, Inc. Asset-Backed
                                             Certificates, Series 2004-BC3
                                             (filed in paper pursuant to the
                                             automatic SEC exemption pursuant to
                                             Release 33-7427, August 7, 1997)

Item 5.           Other Events.
                  ------------

         On or about July 30, 2004, the Registrant will cause the issuance and sale of approximately $450,000,100 initial principal amount of asset-Backed Certificates, Series 2004-BC3 (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2004, among the Registrant, Countrywide Home Loans Servicing LP, as Master Servicer and The Bank of New York, as Trustee.

         In connection with the sale of the Series 2004-BC3 Class 1-A, Class 2-A, Class A-R, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates (the "Underwritten Certificates"), the Registrant has been advised by Countrywide Securities Corporation (the "Underwriter") that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement 333-109272, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     CWABS, INC.


                                                     By: /s/ Ruven Avilez
                                                         -----------------------
                                                     Name:   Ruben Avilez
                                                     Title:  Vice President


Dated: July 26, 2004

                                  EXHIBIT INDEX


                               Item 601(a) of               Sequentially
Exhibit                        Regulation S-K               Numbered
Number                         Exhibit No.                  Description                     Page
------                         -----------                  -----------                     ----
1                              99                           Computational Materials         Filed Manually